Nuveen Life Funds	Summary Prospectus

Nuveen Life Large Cap Responsible Equity Fund

(formerly TIAA-CREF Life Social Choice Equity Fund)

MAY 1, 2024, AS SUPPLEMENTED JUNE 18, 2024

Ticker: TLCHX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders and other information about the Fund online at www.tiaa.org/tclf_pro. You can also get this information at no cost by calling 800-223-1200 or by sending an e-mail request to disclosure@tiaa.org. The Fund’s prospectus and Statement of Additional Information (“SAI”), each dated May 1, 2024, as subsequently supplemented, and the sections of the Fund’s shareholder report dated December 31, 2023 from “Portfolio of Investments” through “Notes to Financial Statements,” are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number or e-mail address noted above.

Investment objective

The Fund seeks a favorable long-term total return that reflects the investment performance of the U.S. equity markets, as represented by the benchmark index, while giving special consideration to certain environmental, social and governance (“ESG”) criteria.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The expenses shown do not reflect any separate account fees or expenses deducted under the variable annuity contracts or variable life insurance policies using the Fund as an underlying investment option.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum sales charge imposed on purchases (percentage of offering price)	0%
Maximum deferred sales charge	0%
Maximum sales charge imposed on reinvested dividends and other distributions	0%
Redemption fee	0%
Exchange fee	0%

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ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.15%
Other expenses	0.14%
Total annual Fund operating expenses	0.29%
Waivers and expense reimbursements[1]	(0.07)%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.22%

1

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed 0.22% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2025, unless changed with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the duration noted in the table above. The example does not reflect the fees and expenses of any variable annuity contract or variable life insurance policy and the costs in the example would be higher if it did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	$23
3 years	$86
5 years	$156
10 years	$361

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2023, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its assets in large-cap equity securities that meet the Fund’s ESG criteria. The Fund attempts

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to achieve the return of the U.S. stock market as represented by its benchmark, the S&P 500® Index, while taking into consideration certain ESG criteria, which include criteria relating to carbon emissions and fossil fuel reserves. See “Additional information about the Fund’s benchmark index” in the non-summary portion of the Prospectus for more information about the Fund’s benchmark. For purposes of the 80% investment policy, “large-cap” securities are equity securities that at the time of purchase have a market capitalization within the range of companies included in the S&P 500 Index and “assets” means net assets, plus the amount of any borrowings for investment purposes.

When selecting investments for the Fund, Teachers Advisors, LLC (“Advisors”), the Fund’s investment adviser, considers certain ESG criteria. The ESG criteria are generally implemented based on data provided by independent research vendor(s). The evaluation process favors companies with leadership in ESG performance relative to their peers. Typically, environmental assessment categories include climate change, natural resource use, waste management and environmental opportunities. Social evaluation categories include human capital, product safety and social opportunities. Governance assessment categories include corporate governance, business ethics and government and public policy. How well companies adhere to international norms and principles and involvement in major ESG controversies (examples of which may relate to the environment, customers, human rights and community, labor rights and supply chain, and governance) are other considerations.

The ESG evaluation process is conducted on an industry-specific basis and involves the identification of key performance indicators, which are given more or less relative weight compared to the broader range of potential assessment categories. When ESG concerns exist, the evaluation process gives careful consideration to how companies address the risks and opportunities they face in the context of their sector or industry and relative to their peers. The Fund will not generally invest in companies significantly involved in certain business activities, including but not limited to the production of alcohol, tobacco, military weapons, firearms, nuclear power, thermal coal and gambling products and services.

In addition to the overall ESG performance evaluation, the Fund favors companies that (1) demonstrate leadership in managing and mitigating their current carbon emissions and (2) do not have evidence of fossil fuel reserves ownership, regardless of industry. The determination of leadership criteria takes into consideration company carbon emissions both in absolute terms (e.g., tons of carbon emitted directly into the atmosphere) and in relative terms (e.g., tons of carbon emitted per unit of economic output such as sales). Reserves are fossil fuel deposits that have not yet been extracted. Evidence of fossil fuel reserves ownership includes company disclosure and statements regarding ownership.

After the ESG evaluation process is conducted, Advisors then uses quantitative investment techniques to attempt to closely match, to the extent practicable, the overall risk characteristics of the benchmark index. Under these

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quantitative investment techniques, the Fund uses a risk model to evaluate the stocks in which the Fund may invest and to inform the construction of a broadly diversified group of stocks.

While Advisors generally invests in companies that meet the ESG criteria, it is not required to invest in every company that meets these criteria. In addition, concerns with respect to one ESG assessment category may not automatically eliminate an issuer from being considered an eligible Fund investment. The ESG criteria the Fund takes into consideration are non-fundamental investment policies and may be changed without the approval of the Fund’s shareholders.

The Board of Trustees of the Trust or a designated committee thereof (“Board of Trustees”) reviews the ESG criteria used to evaluate securities held by the Fund and the ESG vendor(s) that provide the data that help inform these criteria. Subject to Board review, Advisors has the right to change the ESG vendor(s) at any time and to add to the number of vendors providing the ESG data.

Investing on the basis of ESG criteria is qualitative and subjective by nature. There can be no assurance that every Fund investment will meet ESG criteria, or will do so at all times, or that the ESG criteria or any judgment exercised by Advisors will reflect the beliefs or values of any particular investor.

The Fund is not restricted from investing in any securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund may also invest in securities issued by other countries or their agencies or instrumentalities as approved by the Board of Trustees. The Fund may invest up to 15% of its assets in foreign investments.

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• ESG Risk—The risk that because the Fund’s ESG criteria exclude securities of certain issuers for nonfinancial reasons, the Fund may forgo some market opportunities available to funds that do not use these criteria.

• Low-Carbon Risk—The risk that because the Fund’s investment strategy includes a special emphasis on companies with low current carbon emissions and an absence of fossil fuel reserves ownership, the Fund’s portfolio might exclude certain issuers for nonfinancial reasons and the Fund may forgo some market opportunities that otherwise would be available.

• Market Risk—The risk that market prices of portfolio investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. Such conditions may add significantly to the risk of volatility in the net asset value (“NAV”) of the Fund’s shares and adversely affect the Fund and its investments. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related sectors

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or industries, which would make the Fund more vulnerable to adverse developments affecting such sectors or industries. The Fund currently invests a significant portion of its assets in companies in the information technology sector, although this may change over time.

• Issuer Risk (often called Financial Risk)—The risk that an issuer’s earnings prospects, credit rating and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time.

• Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States or other governments may also negatively impact the Fund’s investments. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and/or thus may make the Fund’s investments in such securities less liquid (or illiquid) or more difficult to value. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict.

• Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

• Mid-Cap Risk—The risk that the stocks of mid-capitalization companies often experience greater price volatility, lower trading volume and lower overall liquidity than the stocks of larger, more established companies.

• Small-Cap Risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies often have lower overall liquidity than securities of larger companies as a result of there being a

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smaller market for their securities, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when Advisors deems it appropriate.

• Active Management Risk—The risk that Advisors’ strategy, investment selection or trading execution may cause the Fund to underperform relative to the benchmark index or mutual funds with similar investment objectives and may not produce expected returns.

• Benchmark Risk—The risk that the Fund’s performance may not correspond to its benchmark index for any period of time and may underperform such index or the overall financial market. Additionally, to the extent that the Fund’s investments vary from the composition of its benchmark index, the Fund’s performance could potentially vary from the index’s performance to a greater extent than if the Fund merely attempted to replicate the index.

• Quantitative Analysis Risk—The risk that stocks selected using quantitative modeling and analysis could perform differently from the market as a whole and the risk that such quantitative analysis and modeling may not adequately take into account certain factors, may contain design flaws or inaccurate assumptions and may rely on inaccurate data inputs, which may result in losses to the Fund.

Please see the non-summary portion of the Prospectus for more detailed information about the risks described above.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of shares of the Fund during the preceding ten-year period. Below the bar chart are the best and worst returns for a calendar quarter during the same period. The performance table following the bar chart shows the Fund’s average annual total returns over the one-year, five-year, ten-year and since-inception periods (where applicable) ended December 31, 2023, and how those returns compare to those of the Fund’s benchmark index. Returns do not reflect fees and expenses of any variable annuity or variable life insurance contract and would be lower if they did.

The returns shown below reflect previous agreements by Advisors to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund is not necessarily an indication of how it will perform in the future. The benchmark index listed below is unmanaged, and you cannot invest directly in an index. The returns for the benchmark index reflect no deduction for fees, expenses or taxes.

For current performance information of the Fund, including performance to the most recent month-end, please visit www.tiaa.org.

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ANNUAL TOTAL RETURNS (%)

Nuveen Life Large Cap Responsible Equity Fund

Best quarter: 22.28%, for the quarter ended June 30, 2020. Worst quarter: -20.42%, for the quarter ended March 31, 2020.

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2023

	Inception date	One year	Five years	Ten years
Nuveen Life Large Cap Responsible Equity Fund	4/3/2000	22.41%	15.00%	10.90%
S&P 500® Index
(reflects no deductions for fees, expenses or taxes)		26.29%	15.69%	12.03%

Russell 3000® Index
(reflects no deductions for fees, expenses or taxes)		25.96%	15.16%	11.48%

Current performance of the Fund’s shares may be higher or lower than that shown above.

After-tax returns have not been shown because they are not relevant since Fund shares currently are held only through insurance company separate accounts.
A	A

Previously, the Fund compared its performance to the Russell 3000 Index, instead of the S&P 500 Index shown in the chart above. The returns of the S&P 500 Index are more appropriate for comparison purposes due to a change in the Fund’s investment strategies to attempt to achieve the return of the U.S. stock market as represented by the S&P 500 Index, while taking into consideration certain ESG criteria, which include criteria related to carbon emissions and fuel reserves.

Portfolio management

Investment Adviser. Teachers Advisors, LLC.

Portfolio Managers.

Name:	Philip James (Jim) Campagna, CFA	Darren Tran, CFA	Nazar Romanyak, CFA
Title:	Managing Director	Managing Director	Senior Director
Experience on Fund:	since 2005	since 2022	since 2024

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Purchase and sale of Fund shares

Please contact the insurance company that issued your variable annuity or life insurance contract for more information on the purchase and sale of Fund shares.

Tax information

Because the only shareholders of the Fund are the insurance companies offering the contracts, no discussion is included here about the federal income tax consequences at the shareholder level. The federal income tax consequences for purchases of a variable annuity or life insurance contract are described in the prospectus for such contracts.

Payments to insurance companies and broker-dealers and other financial intermediary compensation

The Fund is only available as an underlying investment for the contracts. The Fund and its distributor (and their related companies) may make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable contract. Payments to broker-dealers and other financial intermediaries may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend a variable product and the Fund over another investment. Ask your financial adviser or visit the website of the insurance company or the financial intermediary for more information. The disclosure document for your variable contract may contain additional information about these payments.

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